UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

January 7, 2026

Date of Report (Date of earliest event reported)

CRITEO S.A.

(Exact name of registrant as specified in its charter)

France	001-36153	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

32 Rue Blanche	Paris	France	75009
(Address of principal executive offices)			(Zip Code)

+33 17 585 0939

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
American Depositary Shares, each representing one ordinary share, nominal value €0.025 per share	CRTO	Nasdaq Global Select Market
Ordinary Shares, nominal value €0.025 per share*		Nasdaq Global Select Market

*	Not for trading, but only in connection with the registration of the American Depositary Shares.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 8.01	Other Events.

On January 7, 2026, Criteo S.A. (the “Company”) issued a press release announcing that, following the favorable opinion of its works council, its Board of Directors (the “Board”) has approved the previously announced proposed transfer of the Company’s legal domicile from France to Luxembourg via a cross-border conversion (the “Conversion”) and the replacement of its American Depositary Shares (“ADS”) structure with ordinary shares to be directly listed on Nasdaq.

A general meeting of the Company’s shareholders will be held on February 27, 2026, at 10:00 a.m., Paris time, at the Company’s registered office at 32 Rue Blanche, 75009 Paris, France to obtain approval by the Company’s shareholders for the Conversion and certain related proposals (the “General Meeting”).

The Board has fixed the close of business on February 25, 2026 as the ordinary record date for the General Meeting, meaning that ordinary shareholders of record at that time will be entitled to vote at the General Meeting. The depositary of the ADSs has fixed the close of business on January 20, 2026 as the ADS record date for the General Meeting, meaning that ADS holders of record at that time will be entitled to instruct the depositary how to vote their underlying shares (those who hold ADSs through a broker, bank or other nominee should follow the instructions that their broker, bank or other nominee provides).

A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

99.1	Press Release dated January 7, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Criteo S.A.

Date: January 7, 2026	By:	/s/ Sarah Glickman
	Name:	Sarah Glickman
	Title:	Chief Financial Officer